Pacer Swan SOS Fund of Funds ETF Trading Symbol: PSFF Listed on Cboe BZX Exchange, Inc. Summary Prospectus February 28, 2026, as supplemented May 1, 2026 www.PacerETFs.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated February 28, 2026, as previously supplemented, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.paceretfs.com/resources/items/cat/important-documents/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Pacer Swan SOS Fund of Funds ETF (the “Fund”) seeks capital appreciation with downside protection.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.10%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1,2]	0.56%
Total Annual Fund Operating Expenses	0.66%
1 Restated to reflect current fees and expenses. Prior to May 1, 2026, the Fund’s management fee was 0.12%.
2 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a portfolio of other ETFs also managed by the Fund’s investment adviser, Pacer Advisors, Inc. (the “Adviser”), and the Fund’s investment sub-adviser, Swan Global Management, LLC (“Swan” or the “Sub-Adviser”). The other ETFs in which the Fund invests seek exposure to U.S. equity securities, while limiting downside risk. While the Fund is not limited in the types of strategies the underlying ETFs may utilize, the Fund is expected to primarily utilize “structured outcome strategy” styles of underlying ETFs (the “Underlying Swan ETFs”).
Underlying Swan ETFs generally invest in equity securities or options on equity securities (including other ETFs) to obtain their long exposure to the U.S. equity market. Additionally, the Underlying Swan ETFs may invest in cash or short-term U.S. Treasury securities or utilize options on equity securities (including other ETFs) to hedge their exposure to U.S. equities. The Fund may also invest directly in equity securities, options on equity securities (including other ETFs) or indices, cash, or cash equivalents.
Structured Outcome Strategies
The Underlying Swan ETFs use a structured outcome strategy generally seek to produce pre-determined target investment outcomes for a specific period of time based upon the performance of an underlying security (such as an ETF) or index (a “reference asset”) through the use of a combination of call and put options on such reference asset. The pre-determined outcomes sought by such Underlying Swan ETFs may include a buffer against certain reference asset losses and a cap based on the performance of the reference asset over a fixed period of time (e.g., one year). Investments in such strategies reflect an investment in a portfolio of options linked to a reference asset that, when bought at inception of the strategy and held to the expiration of the options (an “Investment Period”), seeks to target returns that buffer against downside losses due to a decline in the reference asset, while providing participation up to a maximum capped gain in the reference asset.
The structure of the structured outcomes that such Underlying Swan ETFs seek for investors (such as the Fund) that hold Underlying Swan ETF shares for an entire Investment Period may vary significantly based on the amount, structure, and timing of their buffer and cap, though there can be no guarantee these results will be achieved. For example, such outcomes may be structured as follows:
•If the reference asset appreciates over the Investment Period, the combination of options held by the Underlying Swan ETF provides upside participation that is intended to match that of the reference asset, up to the cap that is determined at the start of the Investment Period.
•If the reference asset decreases over the Investment Period, the combination of options held by the Underlying Swan ETF provides a payoff at expiration that is intended to compensate for losses experienced by the reference asset (if any), in an amount not to exceed the Underlying Swan ETF’s buffer (e.g., 15%) before fees and expenses.
•If the reference asset has decreased in value by more than the buffer amount over the Investment Period, the Underlying Swan ETF will experience all subsequent losses greater than the buffer amount on a one-to-one basis with the reference asset.
Importantly, if the Fund purchases shares of such an Underlying Swan ETF other than on the first day of an Investment Period and/or sells such shares prior to the end of an Investment Period, the Fund may experience results that are very different from the outcomes sought by the Underlying Swan ETF for that Investment Period. This is because, while the cap and buffer for the Investment Period are fixed levels that remain constant throughout the Investment Period, an investor purchasing Underlying Swan ETF shares at market value during the Investment Period likely purchased such shares at a price that is different from the Underlying Swan ETF’s net asset value at the start of the Investment Period (i.e., the net asset value that the cap and buffer reference).
Structured outcome strategy Underlying Swan ETFs generally invest substantially all of their assets in FLexible EXchange® Options (“FLEX Options”). FLEX Options are exchange-traded options contracts with uniquely customizable terms like reference asset, exercise price, style, and expiration date. FLEX Options are guaranteed for settlement by the Options Clearing Corporation (“OCC”). The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons.

The FLEX Options that an Underlying Swan ETF will hold will give the Underlying Swan ETF the right to receive or deliver shares of the reference asset on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Underlying Swan ETF purchases or sells the option. The FLEX Options held by the Underlying Swan ETFs are European-style options, which are exercisable at the strike price only on the FLEX Option expiration date.
The Sub-Adviser generally seeks a mix of Underlying Swan ETF allocations to incorporate multiple methods for mitigating downside risk. Additionally, the Sub-Adviser may purchase or sell structured outcome underlying ETFs when it believes that that a different underlying ETF provides greater downside protection or upside opportunity for a similar or lesser cost. The Sub-Adviser may also choose to use structured outcome strategies for the Fund directly, rather than investing in an underlying ETF. Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) will be invested in underlying ETFs.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Shares of the Fund will be bought and sold in the secondary market at market prices.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.

•Fixed Income Risk. The Fund’s investments may expose the Fund to risks related to fixed income securities. Fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives may increase the risk of rising interest rates. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.
•Government Obligations Risk. The Fund may invest, directly or indirectly, in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.
•Large-Capitalization Investing Risk. Large-capitalization companies may underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
•Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio manager will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
•Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
•Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the “ETF Risks” described above.
The following risks related to the Fund’s investment in structured outcome strategy Underlying Swan ETFs are also applicable to the Fund:
◦Buffered Loss Risk. There can be no guarantee that the Underlying Swan ETF will be successful in its strategy to buffer against reference asset losses. Despite the intended buffer, a shareholder (such as the Fund) could lose its entire investment. The Underlying Swan ETF’s strategy seeks to deliver returns that match the reference asset (up to the cap), while limiting downside losses, if shares are bought on the day on which the Underlying Swan ETF enters into the options and held until those options expire at the end of each Investment Period. In the event the Fund purchases Underlying Swam ETF shares after the date on which the options were entered into or sells shares prior to the expiration of the options, the buffer that the Underlying Swan ETF seeks to provide may not be available and the Fund may not get the full benefit of the buffer. The Underlying Swan ETF might not achieve its objective in certain circumstances. The Underlying Swan ETF does not provide principal protection and the Fund may experience significant losses on its investment, including loss of its entire investment.

◦Cap Change Risk. At the beginning of each Investment Period of the respective Underlying Swan ETF a new cap is established and is dependent on prevailing market conditions. As a result, the cap may rise or fall from one Investment Period to the next and is unlikely to remain the same for consecutive Investment Periods.
◦Capped Upside Risk. The Underlying Swan ETF’s strategy seeks to provide returns that match those of the reference asset for Underlying Swan ETF shares purchased on the first day of an Investment Period and held for the entire Investment Period, subject to a pre-determined upside cap. If an investor (such as the Fund) does not hold its shares for an entire Investment Period, the returns realized by that investor may not match those the Underlying Swan ETF seeks to achieve. If the Underlying Swan ETF experiences gains during an Investment Period, the Underlying Swan ETF will not participate in those gains beyond the cap. In the event the Fund purchases shares after the first day of an Investment Period and the Underlying Swan ETF has risen in value to a level near to the cap, there may be little or no ability for that investor to experience an investment gain on their shares.
◦Counterparty Risk. Underlying Swan ETF transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Underlying Swan ETF. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Underlying Swan ETF and, in turn, the Fund. An Underlying Swan ETF may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of an Underlying Swan ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying Swan ETF and, in turn, the Fund could suffer significant losses.
◦FLEX Options Risk. The FLEX Options held by Underlying Swan ETFs will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the reference asset. Factors that may influence the value of the FLEX Options, other than gains or losses in the reference asset, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options and changing volatility levels of the reference asset.
FLEX Options are listed on an exchange; however, it is not guaranteed that a liquid secondary trading market will exist. In the event that trading in the FLEX Options is limited or absent, the value of the FLEX Options may decrease. A less liquid trading market may adversely impact the value of the FLEX Options and result in an Underlying Swan ETF being unable to achieve its investment objective.
◦Investment Period Risk. The Underlying Swan ETFs’ investment strategy is designed to deliver returns that match the reference asset if Underlying Swan ETF shares are bought on the day on which the Underlying Swan ETF enters into the FLEX Options (i.e., the first day of an Investment Period) and held until those FLEX Options expire at the end of the Investment Period. In the event an investor purchases Underlying Swan ETF shares after the first day of an Investment Period or sells shares prior to the expiration of the Investment Period, the value of that investor’s investment in Underlying Swan ETF shares may not be buffered against a decline in the value of the reference asset and may not participate in a gain in the value of the reference asset up to the cap for the investor’s investment period.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance (based on NAV) for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year, five year and since inception periods compared with those of a broad measure of market performance (S&P 500 Index - including reinvestment of dividends and S&P 500 Price Return Index - not adjusted for reinvestment of dividends). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-800-617-0004.
Calendar Year Total Return

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 7.18% for the quarter ended December 31, 2023 and the lowest quarterly return was -7.80% for the quarter ended June 30, 2022.
Average Annual Total Returns
For the Period Ended December 31, 2025

Pacer Swan SOS Fund of Funds ETF	1 Year	5 Years	Since Inception (12/29/2020)
Return Before Taxes	10.55%	9.64%	9.75%
Return After Taxes on Distributions	10.55%	9.64%	9.75%
Return After Taxes on Distributions and Sale of Shares	6.25%	7.64%	7.73%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.59%
S&P 500 Price Return Index (reflects no deduction for fees, expenses, or taxes)	16.39%	12.75%	12.91%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. serves as investment adviser to the Fund.
Investment Sub-Adviser
Swan Global Management, LLC serves as investment sub-adviser to the Fund.
Portfolio Manager
Chris Hausman, CMT, CAIA, Senior Portfolio Manager and Managing Director-Risk of the Sub-Adviser, has served as the Fund’s portfolio manager since its inception. Mr. Hausman is responsible for the day-to-day management of the Fund.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.PacerETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, and their related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.